                                                                   Exhibit 10.13

                               AGREEMENT OF LEASE

            AGREEMENT OF LEASE entered into as of September 1, 1986, by and between JOHN B. DeVINE, Successor Trustee of The Fred C. Ulrich Trust, as amended, 201 South Main Street, Fourth Floor, Ann Arbor, Michigan 48104 (hereinafter referred to as "Landlord") and NEBRASKA BOOK COMPANY, INC., a Kansas corporation with offices at P.O. Box 80269, Lincoln, Nebraska 68501 (hereinafter referred to as "Tenant"),

                              W I T N E S S E T H:

            Property Demised and Warranties. Landlord agrees to lease to Tenant, upon the terms and conditions hereinafter set forth, the property and all fixtures attached thereto located at 549 East University Avenue, Ann Arbor, Michigan (hereinafter referred to as the "Leased Premises"), and more fully described in Schedule A attached hereto and made a part hereof.

            Landlord represents and warrants that there are no liens or encumbrances that affect or shall affect Tenant's use of the property as herein set forth. So long as Tenant shall pay rental and other sums provided herein and shall keep and perform all the terms, covenants and conditions on its part contained herein, Landlord covenants Tenant shall have the right to peaceful and quiet enjoyment of the premises.

            Landlord further represents and warrants that he has full right, power, and authority to enter into this Lease for the term herein set forth and that there exist on the date this agreement is signed no city, county or state zoning, building, or use restrictions which would prohibit Tenant from continuing the use of the Leased Premises in its present manner for the purpose herein contemplated.

            Term and Extension. The initial term of this Lease shall be for a period of ten (10) years, commencing September 1, 1986 and terminating August 31, 1996, both dates inclusive. Tenant shall have the option to extend this Lease for two (2) additional periods of ten (10) years each, provided Tenant is not then in default of any of its obligations hereunder. However, and notwithstanding anything to the contrary herein, Tenant's right to exercise its option to extend the term shall in no event lapse until thirty (30) days after Tenant receives written notice from Landlord that the period for exercise of the option to extend will lapse after said thirty (30) days.

            Tenant shall exercise its options to extend this Lease by giving written notice of the exercise of each such option prior to a date six (6) months, before the end of the initial term of this Lease or the first extension term, as the case may be, provided Tenant is not then in default of any of its obligations hereunder.

            The extended term shall be upon the same terms, covenants, and conditions, as provided in this Lease for the initial term, except rent which shall be as provided in the Rent section, below. Any rightful termination of this Lease during the initial term or during any extension thereof shall terminate any and all further rights of renewal or extension hereunder.

            Rent.

            A. The rent for the first thirty-six (36) months of the lease term shall be Seven Thousand Seven Hundred Fifty Dollars ($7,750.00) per month payable in advance, beginning September 1, 1986.

            B. The rent for the next twenty-four (24) months of the lease term shall be Eight Thousand Two Hundred Dollars ($8,200.00) per month payable in advance, beginning September 1, 1989.

            C. On September 1, 1991 and every sixty (60) months thereafter, during the rental term and, if applicable, the two (2) ten (10) year option periods, the monthly rental shall be adjusted as the parties agree. In the absence of agreement, the then existing fair rental value of the Leased Premises shall be determined as follows:

      The then existing fair rental value of the Leased Premises shall be determined by the average of the appraised rental value determined by three MAI real estate appraisers; one selected by Landlord; one selected by Tenant; and the third selected by the first two selected appraisers. The arbitrators shall be governed by Chapter 50 of the Michigan Revised Judicature Act, as amended, and a judgment of any Michigan Circuit court may be rendered upon the award made pursuant to this agreement.

            In determining the then existing fair rental value of the Leased Premises, whether by agreement or arbitration, other rental properties owned by The Fred C. Ulrich Trust, by The Helen C. Ulrich Trust, by Sandra J. Odell or the Odell Associates Limited Partnership, any successor thereto or by any other trust, partnership or entity in which any of the foregoing have a controlling interest, shall not be utilized or considered in such determination.

            PROVIDED, the monthly rental shall not be less than that in effect for the period immediately preceding adjustment. Further, any percentage of rental increase for the period of September 1, 1991 through August 31, 1996 only shall in no event exceed the percentage increase in the consumer price index for the period of September 1, 1986 through August 31, 1991.

            PROVIDED, the monthly rental for this initial sixty (60), months of each of the option periods shall be determined not less than sixty (60) days prior to the last date for the exercise of the option.

            D. All rent payments due hereunder shall be payable in accordance with the terms of this section at 201 South Main Street, Fourth Floor, Ann Arbor, Michigan or at such place as Landlord may direct.

            Use of Premises, Restrictions, and Quiet Enjoyment. It is understood and agreed by the parties that Tenant intends to use the Leased Premises for the operation of a retail bookstore and related retail uses; however, if at any time during this Lease or any period of extension or renewal thereof Tenant desires to use and occupy the premises for any other lawful purpose, Tenant may do so provided that Tenant first obtains the prior written consent of Landlord, which consent shall not be unreasonably withheld, and provided further that the premises shall not be used or occupied for any unlawful business, use, or purpose, nor for any business, use, or purpose deemed extrahazardous or in violation of any governmental law or regulation presently existing or subsequently enacted.

            Asbestos and Hazardous Waste Materials. Landlord warrants that it has not installed asbestos on or about the Leased Premises since assuming responsibility for the Leased Premises after the death of Fred C. Ulrich in 1981. To the best of Landlord's knowledge, information and belief, the Leased Premises do not contain and have not in the past ten (10) years contained any hazardous waste material subject to local, state or federal regulations as to use, storage or disposal.

            The parties understand that Tenant intends to continue the use of the Leased Premises in the same manner as currently conducted. Landlord recognizes that it is essential to Tenant to continue such use without the cost of revisions or reconstruction required by any governmental authority. Therefore, in the event asbestos or any hazardous waste material hereinbefore described is found to be located on the Leased Premises on the date this agreement is signed, Landlord, at its sole expense, and in compliance with applicable law and regulation, shall promptly remove or contain any asbestos or hazardous waste material within the Leased Premises.

            Compliance with Law. Except as otherwise agreed in this Lease or warranted in this Lease, Tenant shall, at its sole expense, comply with all laws, orders, and regulations of federal, state and municipal authorities and with any direction of any public officer, pursuant to law, which shall impose any duty upon Landlord with respect to the Leased Premises and shall obtain all licenses or permits which may be required for the conduct of its business within the terms of this Lease or for the making of repairs, alterations, improvements, or additions, and Landlord, where necessary, will join with Tenant in applying for all such permits or licenses.

            Repairs and Maintenance. Tenant shall, during the term of this Lease or any renewal or extension thereof, at its sole expense, keep the interior and exterior, including the roof, of the Leased Premises in as good order and repair as it is at the date of commencement of this Lease, reasonable wear and tear and damage by accident, fire, or other casualty excepted. Tenant shall not knowingly commit or willingly permit to be committed any act or thing contrary to the rules and regulations prescribed from time to time by the Washtenaw County Board of Health or which shall be contrary to the rules and regulations of any federal, state, or municipal authority. Tenant has inspected the premises and is satisfied with said premises and accepts the premises in its present condition, subject only to Landlord's representations and undertakings herein.

            Alterations and Improvements. Tenant shall have the right, from time to time and at its sole expense, provided the same do not affect adversely the structure of the premises, to make such alterations, improvements, modifications or changes to, or decoration of the interior or exterior of the Leased Premises as shall be reasonable or appropriate in Tenant's judgment for Tenant's conduct thereon of its business. Tenant understands and agrees that prior to any change, alteration, improvement, or modification to either the interior or exterior of the Leased Premises, including signage, permission shall first be obtained in writing from Landlord, such permission not to be unreasonably withheld.

            Any such alteration, improvement, modification, or change (except for movable items and trade fixtures) shall, at termination of this Lease or any extension thereof, become the exclusive property of Landlord, as his interest may appear, and be surrendered with and as part of the Leased Premises.

            Taxes and Assessments. Landlord shall pay all real estate taxes, except if real estate taxes levied on the Leased Premises exceed Twelve Thousand Dollars ($12,000.00) per calendar year, Tenant shall pay such excess as additional rent, payable immediately upon notice from Landlord of the sum due. Landlord shall also pay any special assessment imposed upon the Leased Premises for any purpose whatsoever during the initial term of this Lease or any extension thereof; except if a parking assessment is imposed, Tenant shall pay any such assessment.

            If the city, county, state, or any other political subdivision within which the Leased Premises is located shall, during the term of this Lease, impose upon the Landlord any tax or other governmental charge ("non-real estate tax") in lieu of all or any part of the real estate taxes which, prior to such imposition, were assessed or levied against the Leased Premises ("real property taxes"), such non-real property tax shall, for purposes of this paragraph, be treated as if it were a real estate tax.

            Any personal property tax assessed on inventory or goods shall be paid by Tenant.

            Insurance. Landlord shall keep the Leased Premises insured against loss or damage by fire with extended coverage endorsement in an amount sufficient to prevent Landlord from becoming a co-insurer under the terms of the applicable policies but, in any event, in an amount not less than eighty percent (80%) of the full insurable value as determined from time to time. The term "full insurable value" shall mean actual replacement cost (exclusive of excavation, foundations and footings below the basement floor) without deduction for physical depreciation. Such insurance shall be issued by financially responsible insurers duly authorized to do business in the State of Michigan. Landlord shall pay the cost of fire and extended coverage insurance, except if the cost of such insurance exceeds Five Thousand Dollars ($5,000.00) annually, Tenant shall pay such excess as additional rent, payable immediately upon notice from Landlord of the sum due.

            Tenant, at all times during the term of this Lease or any extension or renewal thereof, at its expense, shall procure, maintain, and keep in force general public liability insurance for claims for personal injury, death, or property damage occurring in or about the Leased Premises, with limits of not less than Five Hundred Thousand Dollars ($500,000.00) in respect to death or injury to a single person; not less than One Million Dollars ($1,000,000.00) in respect to any one accident; and not less than One Hundred Thousand Dollars ($100,000.00) in respect to property damage. Tenant shall name Landlord as an additional insured thereunder.

            Tenant shall further procure, maintain, and keep in force building contents insurance in an amount acceptable and deemed necessary by Tenant.

            Tenant shall pay, or reimburse Landlord for, the premiums on a policy of insurance insuring against loss of rent. Tenant shall also be liable for plate glass insurance.

            Each party agrees to waive any and all claims of subrogation against the other as to any liability or potential liability of the other to the extent any such claims are covered from time to time by policies of insurance covering the Leased Premises.

            Tenant shall deliver to Landlord appropriate certificates of insurance confirming that the insurance to be obtained by Tenant hereunder is in full force and effect and that prior to any cancellation thereof, notice of such cancellation shall be given to Landlord.

            Utilities and Other Services. Tenant shall make arrangements for and shall pay, or cause to be paid, charges for any and all gas, electricity, water, light, heat, air conditioning, power and telephone, or other communication service used, rendered, or supplied upon or in connection with Tenant's use of the Leased Premises and shall indemnify and hold Landlord harmless for any liability or damages on such account.

            Property Loss, Damage, Etc. Landlord shall not be liable to Tenant for any loss or damage:

                  (a) To property of Tenant, Tenant's agents, servants, employees, visitors, or licensees entrusted to Landlord or Landlord's agents or employees, or

                  (b) For any loss of property due to theft, vandalism, or Acts of God, or

                  (c) For any injury or damage to persons or property resulting from falling plaster, steam, gas, electricity, water, rain, or snow which may leak from any part of said building or from the pipes, appliances, or plumbing works thereof or from the street or from any place or by dampness, or

                  (d) For any damage caused by other tenants, subtenants, or persons in the Leased Premises, or

                  (e) For interference with the light or other incorporeal hereditaments or caused by operation in construction of any public or quasi-public work, or

                  (f) Any latent defect or for the presence of bugs, vermin, or insects, if any, in the premises.

            Fire, Other Casualty Loss. In all cases where the Leased Premises is damaged in whole or in part by fire or other casualty, Landlord shall repair the damage with reasonable dispatch, and if the damage has rendered the Leased Premises untenantable, in whole or in part, there shall be an apportionment of the rent until the damage has been repaired except as modified by Tenant's obligation to insure against rent loss (see page 5 - Insurance). In determining what constitutes reasonable dispatch, consideration shall be given to delays caused by strikes, adjustment of insurance, and other causes beyond Landlord's control.

            All insurance proceeds paid by reason of any damage or loss hereinabove described shall be paid to Landlord to be used by Landlord for the purposes hereinabove set forth.

            Condemnation. If the whole of the Leased Premises, or such portion thereof as will make the Leased Premises unsuitable for the purposes herein leased, is condemned for any public use or purpose by any legally constituted authority, then, in either of such events, this Lease shall cease from the time when possession is taken by such public authority, and rental shall be accounted for between Landlord and Tenant as of the date of surrender of possession. Such termination shall be without prejudice to the rights of either Landlord or Tenant to recover compensation from the condemning authority for any loss or damage caused by such condemnation. Neither Landlord nor Tenant shall have any rights in or to any award made to the other by the condemning authority. If a portion of the Leased Premises is taken by condemnation but the remaining premises may be still economically used for the purposes set forth herein, there shall be an equitable apportionment of rent.

            Sublet, Assignment. Tenant shall, from time to time, have the right to sublet all or portions of the Leased Premises for the remainder of the term or any extension thereof with the prior written approval of Landlord, which approval Landlord shall not unreasonably withhold. In the event of any sublet of the Leased Premises contemplated hereunder, Tenant shall remain primarily liable for the payment of the rent herein reserved and for the performance of all other terms and conditions of this Lease required to be performed by Tenant.

            It is further understood and agreed that this Lease may be assigned by Tenant upon written approval of the Landlord, such approval not to be unreasonably withheld. However, Landlord specifically agrees that this Lease may be assigned to and assumed by any parent or affiliated corporation of the Company. Landlord may assign this Lease to any person or persons without written approval of Tenant, provided that any assignee of Landlord agrees to abide by all of the terms, covenants, and conditions set forth in this Lease.

            Surrender at Termination. Tenant shall, on the expiration or the sooner termination of the lease term, surrender to Landlord the Leased Premises, including all replacements, changes, additions, and improvements constructed or placed by Tenant therein, with all equipment in or appurtenant thereto, except all movable items and trade fixtures installed by Tenant, in good condition and repair, reasonable wear and tear excepted. Any movable items, trade fixtures, equipment, or personal property belonging to Tenant or to any other subtenant, if not removed at such termination and if Landlord shall so elect, shall be deemed abandoned and become the property of Landlord without any payment or offset therefor. If Landlord shall not so elect, Landlord may remove such fixtures or property from the Leased Premises and store them at Tenant's risk and expense. Tenant shall repair and restore and save Landlord harmless from all damage to the Leased Premises caused by such removal, whether by Tenant or by Landlord.

            It is further understood and agreed that at the termination of this Lease or any period of extension or renewal hereunder, Tenant shall surrender the premises to Landlord and, at the time of such surrender, remove, or cause to be removed, from the Leased Premises any and all items, of whatever nature and wheresoever situate on the Leased Premises, that may in any way interfere with Landlord's subsequent rental of the property as standard commercial real estate.

            Waiver. One or more waivers of any breach, covenant, or condition of this Lease by Landlord shall not be construed as a waiver of such covenant or condition or as a waiver of any subsequent breach of the same covenant or condition. No payment by Tenant or receipt by Landlord of a lesser amount than the monthly rent herein stipulated shall be deemed to be other than on account of Tenant for any balance due and owing, nor shall any endorsement on any statement or check nor any letter accompanying any check or payment as rent be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's rights to recover the balance of such rent or pursue any other remedy provided in this Lease.

            Breach, Default. The parties hereto expressly covenant and agree that in the event there is a breach or default by Tenant in the performance of any term, covenant, or condition herein contained or hereafter established (and, with respect to any term, covenant or condition other than payment of rent or other sums due of Tenant hereunder, such breach is not cured by Tenant within ten (10) days after written notice thereof), or if proceedings are commenced against Tenant in any court under a bankruptcy act or for the appointment of a trustee or receiver of the Tenant's property, either before or after the commencement of the lease term, Landlord may, upon the giving of proper notice as provided for by the laws of the State of Michigan, terminate this Agreement of Lease, and upon Tenant's failure to vacate the premises, Landlord may re-enter or repossess the Leased Premises by summary proceedings and dispossess or remove the Tenant or occupants thereof and their effects. Landlord may store all property of Tenant so removed and Tenant shall pay Landlord the rate of One Hundred Dollars ($100.00) per day as storage fees. Upon re-entry or repossession, Landlord shall use all reasonable diligence to relet the Leased Premises, or any part thereof, and collect from Tenant the difference between the rent hereby reserved and agreed to be paid by Tenant for the portion of the term remaining at the time of re-entry or repossession and the amount, if any, received or to be received under such reletting for such portion of the term. If the repossessed property is relet pursuant to the terms of this section, Landlord may collect such rentals which, in his sole discretion, he may deem advisable, with the right to make alterations and repairs to the premises. Rentals received by Landlord from such reletting shall be applied as follows:

            1. To the payment of any indebtedness, other than rent, due hereunder from Tenant to Landlord, including all damages, attorney fees, and costs sustained by Landlord as a result of the default of Tenant.

            2. To the payment of rent due and unpaid hereunder.

            3. To the payment of any cost of such reletting.

            4. To the payment of the cost of any alteration or repair to the premises.

            The residue, if any, shall be held by Landlord and applied in payment of future rent as the same may become due and payable hereunder. Should such rentals received from such reletting during any month be less than the amount agreed to be paid that month by the Tenant hereunder, then Tenant shall pay such deficiency to Landlord. Such deficiency shall be calculated and paid monthly.

            No such re-entry and/or taking possession of the premises by Landlord shall be construed as an election on his part to terminate this Lease unless written notice of such intent shall be given to Tenant or unless the termination hereof be decreed by a court of competent jurisdiction.

            Should Landlord at any time terminate this Lease for any breach, in addition to any other remedy he may have, he may recover from Tenant all damages that may be incurred by reason of such breach, including the cost of recovering the premises and including the worth at the time of such termination of the excess, if any, of the amount of rent and charges equivalent to rent reserved in this Lease for the remainder of this date of term over the then reasonable rental value of the premises for the remainder of this date of term.

            If the Landlord shall breach any of the conditions required to be performed by him under this Lease and such breach is not cured by Landlord within ten (10) days after written notice thereof, Tenant may either cure such breach and deduct the cost thereof from rent subsequently becoming due hereunder or elect to terminate this Lease upon giving at least thirty (30) days notice to Landlord of its intention to do so, in which event this Lease shall terminate upon the date fixed in such notice (unless the Landlord shall have meanwhile cured such default).

            Notwithstanding the foregoing, if it is not reasonably possible for the Landlord or the Tenant, as the case may be, to cure a stated breach within ten (10) days after written notice thereof, the other party shall withhold enforcement of its remedies stated in this section for a reasonable period, PROVIDED that the party to whom such written notice is given must be pursuing a cure thereof diligently and in good faith. The immediately preceding sentence of this paragraph, however, shall not apply to any breach or default by Tenant for which ten (10) days written notice is not required (including Tenant's failure to pay rent or other sums due of Tenant hereunder).

            Notices. Any notice required to be given by the terms of this Lease shall be in writing and shall be sent by first class: mail to the last address of the party to whom the notice is to be given, as designated by such party in writing. Landlord hereby designates his address as 201 South Main Street, Fourth Floor, Ann Arbor, Michigan. Tenant hereby designates its address as P.O. Box 80269, Lincoln, Nebraska 68501.

            Entire Agreement; Severability. This Lease contains the entire agreement between the parties and shall not be modified in any manner except by an instrument in writing executed by the parties. If any term or provision of this Lease or the application thereof to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this Lease, or the application of such term or provision to persons or circumstances other than those as to which it is held invalid and unenforceable, shall not be affected thereby and each other term and provision of this Lease shall be valid and enforced to the fullest extent permitted by law. The covenants, conditions, and agreements contained in this Lease shall bind and inure to the benefit of Landlord and Tenant and their respective heirs, distributees, personal representatives, trustees, successors, and assigns.

            Reduction of Rent. In consideration of payment by Tenant to Donald
O. Brown, a retired employee of Ulrich's Books, Inc., Tenant's successor in interest, of the sum of $140.00 per month commencing August 1, 1980, for a period of ten (10) years, or until the death of the survivor of Donald O. Brown and his wife, whichever event occurs first, Landlord does hereby reduce the monthly rental provided for in this Lease by the sum of $140.00 per month, continuing from August 1, 1980 for ten (10) years, or until the death of the survivor of Donald O. Brown and his wife, whichever event occurs first.

            Joint Default. If Tenant shall breach or default in the performance of any term, covenant or condition contained or hereafter established in any other lease with Landlord for other property located in Washtenaw County, Michigan, such breach or default shall be deemed a breach or default under this Agreement of Lease.

            Access to Leased Premises. If access to the Leased Premises is by stairway or other areas not within the Leased Premises, Landlord shall provide all necessary and reasonable access for the benefit of Tenant. If the Leased Premises includes stairways or other areas that are required for access to other rental properties not included as part of the Leased Premises, Tenant shall permit necessary and reasonable access to such other rental properties; PROVIDED, however, Tenant's consent to such access shall be first obtained. Tenant shall not unreasonably withhold such consent.

            First Refusal Option. The Landlord hereby grants to Tenant a first refusal option to purchase the Leased Premises during the term of this Lease and any extension or renewal term. The Landlord shall give written notice to Tenant of all of the terms and conditions of any proposed offering for sale (including any unsolicited offer to purchase not attendant to a proposed offering of Landlord), during the option period, and the Tenant shall have sixty (60) days thereafter to exercise said option. Should the option not be exercised, the Landlord may thereafter offer the Leased Premises for sale and may consummate a sale subject to this Lease to any third party or parties on the terms and conditions of said written notice within twelve (12) months from the expiration of Tenant's sixty (60) day period. Any material variation from said terms and conditions shall require a re-submission of the offer to the Tenant under this option. It is understood that such sale to a third party or parties may include other properties for additional consideration and under additional terms and conditions. The Tenant's failure to exercise this option, or the Tenant's written waiver of this option with respect to any proposed offer for sale shall not constitute a waiver of the option rights created herein with respect to any subsequent transaction.

                                       NEBRASKA BOOK COMPANY, INC.


/s/ Todd J. Hunter                     By: /s/ Bill C. Macy
---------------------------                ------------------------------
                                           Vice President


/s/ Bruce E. Nevius
---------------------------


STATE OF CONNECTICUT )
                     )  ss.:
COUNTY OF FAIRFIELD  )


            The foregoing instrument was acknowledged before me this 27th day of August, 1986, by Sandra Odell, General Partner of Odell Associates Limited Partnership, a Connecticut limited partnership.


                                       /s/ Jane T. Santa
                                       ----------------------------------
                                       Notary Public
                                       Fairfield County, Connecticut
                                       My Commission Expires:  3/31/91

STATE OF MICHIGAN  )
                   )  ss.:
COUNTY OF WASHTENAW)

            The foregoing instrument was acknowledged before me this 28th day of August, 1986, by Bill C. Macy of Nebraska Book Company, Inc., a Kansas corporation, on behalf of the corporation.


                                       /s/ Marthann L. Acker
                                       ----------------------------------
                                       Notary Public
                                       Washtenaw County, Michigan
                                       My Commission Expires:  12/28/88

                                   Schedule A

                               AGREEMENT OF LEASE

                   Ulrich Trust - Nebraska Book Company, Inc.


            Premises located in the City of Ann Arbor, Washtenaw County, Michigan, described as:

AS TO 547-549 EAST UNIVERSITY: Commencing at a point in the S line of Lot 21, in R.S. Smith's Addition, as recorded in Liber 42 of Deeds, page 446, Washtenaw County Records, 16.59 feet E of the SW corner of Lot 21; thence N 27.44 feet parallel to the W line of the said lot for a place of beginning; thence continuing N 16.59 feet E of and parallel to the W line of Lots 20 and 21 in R.S. Smith's Addition, 54.97 feet; thence E'ly parallel to the N line of South University Avenue 105.97 feet; thence S'ly along a line which is the continuation N'ly of the W face of the W wall of Pettibone's store and the W face of said wall, 82.41 feet to a point in the N line of South University Avenue, said point being 122.66 feet E of the SW corner of Lot 21; thence N
43.53 feet in the N line of South University Avenue; thence N parallel to the W line of Lot 21 and in the S'ly extension of the center line of an existing wall and along the center line of said wall 27.44 feet; thence W parallel to South University Avenue in the center line of an existing wall and its extension W
62.54 feet to the place of beginning; being a part of said Lots 20 and 21 in said R.S. Smith's Addition. ALSO commencing at the SW corner of Lot 21 in R.S. Smith's Addition, as recorded in Liber 42 of Deeds, page 446, Washtenaw County Records; thence N 27.44 feet along the W line of Lot 21 for a place of beginning; thence continuing N along said lot line, 54.97 feet; thence E 16.59 feet parallel to South University Avenue; thence S 54.97 feet parallel to the W line of Lot 21 to a point 27.44 feet N of South University Avenue; thence W
16.59 feet to the place of beginning; being a part of said Lots 20 and 21 in said R.S. Smith's Addition.

                               AGREEMENT OF LEASE

            AGREEMENT OF LEASE entered into as of August 1, 1990, by and between Odell Associates Limited Partnership, a Connecticut limited partnership registered to transact business in Michigan (hereinafter referred to as "Landlord") and Nebraska Book Company, Inc., a Kansas corporation (hereinafter referred to as "Tenant"),

                              W I T N E S S E T H:

            Property Demised. Landlord agrees to lease to Tenant, upon the terms and conditions hereinafter set forth, the property and all fixtures attached thereto located at 1115 South University (First Floor and Basement only), Ann Arbor, Michigan (hereinafter referred to as the "Leased Premises").

            Term and Extension. The initial term of this lease shall be for a period of seventy-three (73) months commencing August 1, 1990 and terminating August 31, 1996. Tenant shall have the option to extend this lease for two (2) additional periods of ten (10) years each provided Tenant is not then in default of any of its obligations, hereunder. The provision for the exercise of the above options shall be the same as the exercise option provisions of an existing lease between the parties dated August 27, 1986 on property located at 1111 and 1117 South University, Ann Arbor, Michigan.

            Rent. The rent for the first thirteen (13) months of the lease term shall be One Thousand Nine Hundred Twenty-five Dollars ($1,925.00) per month payable in advance beginning August 1, 1990.

            The rent for the next sixty (60) months and, if applicable, the two
(2) ten (10) year option periods shall be determined in the same manner as provided in an existing lease between the two parties on property located at 1111 and 1117 South University, Ann Arbor, Michigan under the Rent provision, Item C on page two of said lease.

            Other Lease Provisions. All general lease provisions of the above mentioned existing lease for 1111 and 1117 South University, excepting the Property Demised and Warranties, Term and Extension, and Rent provisions, shall be applicable to this lease.

                                       Landlord:

                                       Odell Associates Limited Partnership, a
                                       Connecticut limited partnership



                                       By: /s/ Sandra Odell
                                           ------------------------------
                                           General Partner


                                       Nebraska Book Company, Inc.



                                       By: /s/ Bill C. Macy
                                           ------------------------------
                                           Vice President